MR. SAMPLE & MRS. SAMPLE MR. SAMPLE & MRS. SAMPLE MR. SAMPLE & MRS. SAMPLE SA MP LE ONE ONE ONE ONE ONE

MASIMO CORPORATION

NUMBER
1

SHARES
1

MASIMO CORPORATION

INCORPORATED UNDER THE LAWS OF DELAWARE

CUSIP 574795100

Common Stock

THIS CERTIFIES THAT: MR. SAMPLE & MRS. SAMPLE
MR. SAMPLE & MRS. SAMPLE
MR. SAMPLE & MRS. SAMPLE

1***************
1*************
*****1***************

IS THE OWNER OF: ONE ONE ONE ONE ONE

Fully paid and non-assessable shares of Common Stock of $0.001 par value each of
MASIMO CORPORATION

Fully paid and non-assessable shares of MASIMO CORPORATION, transferrable upon the books of the corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed or signed. The shares represented by this certificate are subject to the laws of DELAWARE, and to the certificate of incorporation and/or the Bylaws of the Corporation, as now or hereafter amended. The shares represented by this certificate are not deposits or savings accounts, and are not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency. This certificate is not valid until countersigned by the Transfer Agent.

DATED 02/10/2022

COUNTER SIGNED: BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC
51 MERCEDES WAY
EDGEWOOD, NY 11717

Chairman and Chief Executive Officer

Secretary

17087777

MASIMO CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT ....Custodian......................
(Cust) (Minor)
under Uniform Gifts to Minors Act...
(State)

UNIF TRAN MIN ACT..................Custodian.................
(Cust) (Minor)
under Uniforms Transfers to Minors Act...
(State)

Additional abbreviations may also be used though not in the above list

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED________________________

X____

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By____

The Signature(s) must be guaranteed by an eligible guarantor institution (Bank, Stockbrokers, Savings and Loan Associations or Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.